Finance income (Tables)	12 Months Ended
Mar. 31, 2023
Schedule of finance income

	March 31,
	2021	2022	2023
Interest income on :
- Bank deposits recognised at amortised cost	46,236	25,804	14,354
- Others*	32,529	10,365	3,521
Foreign exchange gain (net)	58	8,346	7,655
Unwinding of other financial assets	2,781	3,301	3,414
Total	81,604	47,816	28,944

*	Interest income on others include interest income on loan given to joint venture of INR Nil (March 31, 2022: INR 4,240 and March 31, 2021: INR 7,206).